UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): November 3, 2006

                     CHL Mortgage Pass-Through Trust 2005-21
                     ---------------------------------------
                       (Exact name of the issuing entity)
                      Commission File Number of the issuing
                             entity: 333-125963-06

                                   CWMBS, Inc.
                                   ----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-125963

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

                    Delaware                                95-4449516
                    --------                                ----------
       (State or Other Jurisdiction of       (I.R.S. Employer Identification No.
       Incorporation of the depositor)                of the depositor)

         4500 Park Granada, Calabasas, California                    91302
         ----------------------------------------                ------------
(Address of Principal Executive Offices of the depositor)          (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12(b) under the Exchange
        Act (17 CFR 240.14a-12(b))

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.  Regulation FD.

Item 7.01.  Regulation FD Disclosure.

      On August 30, 2005, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of August 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco, Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2005-21. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

      The tables furnished as Exhibit 99.1 provide updated credit score information for the Mortgage Loans. The columns in the tables related to the number of Mortgage Loans, the aggregate principal balance and the percentage of aggregate principal balance, as well as the weighted average calculations, are based on the outstanding scheduled principal balances of the Mortgage Loans as of October 1, 2006. Section 9. Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

               Not applicable.

         (b)   Pro Forma Financial Information.

               Not applicable.

         (c)   Shell Company Transactions.

               Not applicable.

         (d)   Exhibits.

               99.1    Credit Scores related to the Mortgage Loans


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



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.



                                          By:  /s/ Darren Bigby
                                               -----------------
                                          Name:    Darren Bigby
                                          Title:   Vice President



Dated: November 3, 2006


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




                                  Exhibit Index



Exhibit No.         Description

99.1                Credit Scores related to the Mortgage Loans




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